See Page 10 for Exhibit Index

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):August 31, 1999


                        MLH INCOME REALTY PARTNERSHIP VI

      (Exact name of registrant as specified in its governing instrument)




            New York                 0-15532                   13-3272339
(State of Organization)     Commission File Number           (IRS Employer
                                                          Identification No.)


                      World Financial Center, South Tower
               225 Liberty Street, New York, New York 10080-6112
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (800) 288-3694

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Sale of the Land Formerly Known as Treasure Island

     On August 31, 1999 (the "closing"), Treasure Island Associates ("TIA"), a joint venture partnership between MLH Income Realty Partnership VI (the "Registrant") and an unaffiliated entity, sold the land formerly known as Treasure Island, a former mobile home park located in Laguna Beach, California (the "property"). The sale price for the property was $37,922,466 determined pursuant to a formula contained in an Agreement of Purchase and Sale (the "Contract") between TIA and Five Star Resort LLC (the "Buyer"), a Delaware limited liability company. A copy of the Contract, together with all amendments, is attached as an exhibit to this Report.

     All net proceeds from the sale of the property, approximately $37,805,000 after payment of closing and other costs, were distributed to the Registrant in accordance with TIA's Partnership Agreement. Net sales proceeds represent the sale price less closing costs and other costs and do not include adjustments for income and expense prorations, which are considered part of current operations.

     The Registrant expects to distribute the net proceeds from the sale of the property, approximately $117 per Depositary Unit ("Unit"), as part of a final distribution in or before December 1999, and otherwise in accordance with the terms of the Registrant's Amended and Restated Agreement of Limited Partnership (the "Registrant's Partnership Agreement"). Under the terms of the Registrant's Partnership Agreement, the General Partners will not retain any of the sale proceeds from the sale of the property. In addition, the General Partners are required to make additional capital contributions to the Partnership in accordance with the deficit restoration provision of the Registrant's Partnership Agreement.

     Buyers and sellers of Units will receive the distribution in accordance with the terms of the Registrant's transfer documents.

     Neither TIA nor the Registrant is an affiliate of the Buyer and the sale price for the property was the result of arm's-length negotiations.

     In accordance with the terms of the Registrant's Partnership Agreement, Unit holders will recognize a tax loss currently estimated at approximately $45 per Unit from the sale of the property.

     TIA acquired the property on August 1, 1989. A description of the property may be found in the Registrant's Current Report on Form 8-K dated August 15, 1989, a copy of which is incorporated herein by reference.

     See Item 7 of this Report for certain pro-forma financial data with respect to the sale of the property.

Item 5. OTHER EVENTS

Dissolution and Liquidation of the Registrant

     As the result of the sale of the property, the Registrant is deemed to have been dissolved pursuant to Article 8, Section 8.1 (ii) of the Registrant's Partnership Agreement. The Registrant will not be terminated until, among other things, its assets have been distributed. The Registrant expects that net proceeds from the sale of the property together with all other of the Registrant's funds, if any, will be distributed to Unit holders in or before December 1999, after settlement of remaining operating assets and liabilities and deductions to provide for expenses and wind-down costs of the Registrant. After this final distribution, the Registrant will be terminated. At this time, the Registrant has not determined the amount of such distribution.

Item 7.

A.   Financial Statements:

1.   Not applicable.

B.   Pro Forma Financial Information.

1. Pro Forma Condensed Balance Sheet as of June 30, 1999, Pro Forma Condensed Statements of Operations for the year ended December 31, 1998 and the six months ended June 30, 1999, and Notes to Pro Forma Condensed Financial Statements.

C.   Exhibits.

1. Agreement of Purchase and Sale dated as of June 1, 1998, between Treasure Island Associates and Vestar-Athens Resorts, L.L.C., as amended by First Amendment to Agreement of Purchase and Sale dated as of December 24, 1998 and Second Amendment to Agreement of Purchase and Sale dated as of July 27, 1999, and assigned by Vestar-Athens Resorts, L.L.C. to MI Laguna, LLC by Assignment and Assumption Agreement dated as of August 9, 1999, and further assigned by MI Laguna, LLC to Five Star Resort LLC by Assignment and Assumption Agreement dated as of August 31, 1999.



                                      MLH INCOME REALTY PARTNERSHIP VI
                                     PRO FORMA CONDENSED BALANCE SHEET
                                               JUNE 30, 1999
                                       (Unaudited, Dollars in Thousands)


                                                                                    Pro Forma Adjustments
                                                                          -----------------------------------------

                                                         Historical            1999 Sale            Liquidation (d)     Pro Forma
                                                       --------------     -------------------      ----------------   --------------

ASSETS:
Real estate investment held for sale                   $       35,784     $      (35,784) (a)      $            -     $            -
Cash and equivalents                                            4,321             37,854  (a)             (42,175)                 -
Other assets                                                       90                (80) (a)                 (10)                 -
                                                       --------------     --------------           --------------     --------------

TOTAL ASSETS                                           $       40,195     $        1,990           $      (42,185)    $            -
                                                       ==============     ==============           ==============     ==============


LIABILITIES AND PARTNERS'CAPITAL
Accounts payable, accrued expenses
  and other liabilities                                $          751     $         (531) (a)      $         (220)    $           -
General Partners' capital                                           -                  -                        -                  -
Limited Partners' capital                                      39,444              2,521  (b)             (41,965)                 -
                                                       --------------     --------------           --------------     --------------

TOTAL LIABILITIES AND
    PARTNERS' CAPITAL                                  $       40,195     $        1,990           $      (42,185)    $            -
                                                       ==============     ==============           ==============     ==============


See Notes to Pro Forma Condensed Financial Statments

                                            MLH INCOME REALTY PARTNERSHIP VI
                                      PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                         FOR THE YEAR ENDED DECEMBER 31, 1998
                                           (Unaudited, Dollars in Thousands)

                                                                                    Pro Forma Adjustments
                                                                           --------------------------------------

                                                          Historical            1999 Sale        Liquidation  (d)     Pro Forma
                                                       --------------      ------------------   -----------------   --------------

OPERATING REVENUES:
Rental and management fees                             $          523      $         (518)(c)   $           (5)     $            -
Interest                                                          288                  (1)(c)             (287)                  -
                                                       --------------      ---------------      --------------      --------------
  TOTAL OPERATING REVENUES                                        811                (519)                (292)                  -
                                                       --------------      ---------------      --------------      --------------

OPERATING EXPENSES:
Property operating and other                                    1,313              (1,042)(c)             (271)                  -
                                                       --------------      --------------       --------------      --------------
  TOTAL OPERATING EXPENSES                                      1,313              (1,042)                (271)                  -
                                                       --------------      --------------       --------------      --------------

NET LOSS                                               $         (502)     $          523       $          (21)     $            -
                                                       ==============      ==============       ==============      ==============

NET LOSS ALLOCATED TO
  GENERAL PARTNERS                                     $            -      $            -       $            -      $            -
                                                       ==============      ==============       ==============      ==============

NET LOSS ALLOCATED TO
  LIMITED PARTNERS                                     $         (502)     $          523       $          (21)     $            -
                                                       ==============      ==============       ==============      ==============

NET LOSS PER UNIT OF LIMITED
  PARTNERSHIP INTEREST                                 $        (1.56)     $         1.62       $        (0.06)     $            -
                                                       ==============      ==============       ==============      ==============

UNITS OF LIMITED PARTNERSHIP INTEREST                         322,275             322,275              322,275                   -
                                                       ==============      ==============       ==============      ==============

See Notes to Pro Forma Condensed Financial Statments

                                                     MLH INCOME REALTY PARTNERSHIP VI
                                                PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                                  FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                                    (Unaudited, Dollars in Thousands)

                                                                               Pro Forma Adjustments
                                                                     ------------------------------------------

                                                Historical               1999 Sale             Liquidation (d)          Pro Forma
                                              --------------         ------------------       -----------------       --------------

OPERATING REVENUES:
Rental and management fees                    $          351         $         (351) (c)      $            -          $           -
Interest                                                 107                      -                     (107)                     -
                                              --------------         --------------           --------------          --------------
  TOTAL OPERATING REVENUES                               458                   (351)                    (107)                     -
                                              --------------         --------------           --------------          --------------

OPERATING EXPENSES:
Property operating and other                             547                   (388) (c)                (159)                     -
                                              --------------         --------------           --------------          --------------
  TOTAL OPERATING EXPENSES                               547                   (388)                    (159)                     -
                                              --------------         --------------           --------------          --------------

NET LOSS                                      $         (89)         $           37           $           52          $           -
                                              =============          ==============           ==============          ==============

NET LOSS ALLOCATED TO
  GENERAL PARTNERS                            $           -          $            -           $            -          $           -
                                              =============          ==============           ==============          ==============

NET LOSS ALLOCATED TO
  LIMITED PARTNERS                            $         (89)         $           37           $           52          $           -
                                              =============          ==============           ==============          ==============

NET LOSS PER UNIT OF LIMITED
  PARTNERSHIP INTEREST                        $       (0.28)         $         0.12           $         0.16          $           -
                                              =============          ==============           ==============          ==============

UNITS OF LIMITED PARTNERSHIP INTEREST               322,275                 322,275                  322,275                      -
                                              =============          ==============           ==============          ==============



See Notes to Pro Forma Condensed Financial Statments

                        MLH Income Realty Partnership VI
               Notes to Pro Forma Condensed Financial Statements
                                   (Unaudited)


1. On August 31, 1999, Treasure Island Associates ("TIA"), a joint venture partnership between MLH Income Realty Partnership VI (the "Registrant") and an unaffiliated entity, sold the land formerly known as Treasure Island (the "property"). The property was the last real estate investment owned by the Registrant. The sale price was $37,922,466, and TIA incurred closing and other costs in connection with the sale of approximately $117,000; 100% of the net sale proceeds were allocated to the Registrant.

     With the sale of the property the Registrant  dissolved in accordance  with
     Article 8, Section 8.1 (ii) of the Registrant's Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"). The Registrant will distribute the net proceeds from the sale of the property, approximately $117 per Depositary Unit, in or before December 1999 as part of its final distribution (as discussed in Item 5 above), and otherwise in accordance with the terms of the Partnership Agreement. Buyers and sellers of Units will receive the distribution in accordance with the terms of the Registrant's transfer documents. Net sale proceeds represent the sale price less closing and other costs and do not include adjustments for income and expenses prorations, which are considered part of current operations.


2. The Pro Forma Condensed Financial Statements are presented to show the effects of the property sale on the Registrant's June 30, 1999 balance sheet had the sale occurred on such date and on the statements of operations for the year ended December 31, 1998 and the six months June 30, 1999 had the sale occurred on January 1, 1998. As a result, the amounts for the Pro Forma adjustments to the Pro Forma Condensed Balance Sheet may differ from the actual sale transaction. The Pro Forma Condensed Statements of Operations do not reflect the non-recurring gain on the sale of the property.

3.   Pro Forma adjustments:

     Adjustment
     Reference       Description of adjustment
     ---------       -------------------------
     (a)             Sale  of  the  property  for  net  cash   proceeds  of   approximately
                     $37,805,000 and removal of all other net  liabilities  relating to the property.

     (b)             Primarily represents an adjustment of the losses previously recognized for the  property  in 1992,  1994 and 1995.  The  Registrant  recorded provisions  for loss on  impairment of assets  totalling  $18,559,000, which will be  adjusted  as of the  August  31,  1999 sale date to the final loss amount.

     (c)             Elimination of the operations of the property.

     (d)             Liquidation  adjustments  to the Pro  Forma  Condensed  Balance  Sheet include the  liquidation  of other  assets for cash of $10,000 and the payment of  accrued  expenses  and  estimated  wind-down  costs of the
                     Registrant of approximately $797,000 (including approximately $577,000 to be  incurred  after  August  31,  1999).  Under  the  terms  of the
                     Partnership Agreement, the General Partners will not retain any of the sale proceeds from the sale of the property. In addition,  the General
                     Partners  are required to make  additional  capital  contributions  of approximately  $185,000  to the  Partnership  in  accordance  with the deficit  restoration  provision  of  the  Partnership  Agreement.  The
                     liquidating   adjustments   also   include   the   payment   of  final
                     distributions  (including  proceeds  from the sale of the property and the additional General Partners' capital contributions) to the Limited
                     Partners of approximately $41,573,000. These figures represent current estimates  for such costs and  distributions  for  purposes of the Pro
                     Forma  Condensed  Financial  Statements  and are  subject  to  change.
                     Liquidation  adjustments  to the Pro  Forma  Condensed  Statements  of
                     Operations   reflect  the  elimination  of  any  residual   Registrant
                     operations.


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                MLH INCOME REALTY PARTNERSHIP VI

                                By:   MLH Property Managers Inc.
                                      Managing General Partner

                                By:   /s/ Jack A. Cuneo
                                      ---------------
                                     Jack A. Cuneo
                                     Chairman, Chief Executive Officer,
                                     President and Chief Operating Officer

Dated:  September 15, 1999